EXHIBIT 99.1

[GRAPHIC OMITTED]
  TOMPKINS
   TRUSTCO INC.

                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release
Wednesday, July 19, 2006

Tompkins Trustco, Inc. reports second quarter earnings


ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)

Tompkins Trustco, Inc. reported net income of $6.8 million for the second quarter of 2006, a decrease of 2.4% from net income of $6.9 million reported in the same quarter of 2005. Diluted earnings per share of $0.68 for the second quarter of 2006 represents a 2.9% decline from the $0.70 reported in the second quarter of 2005.

For year-to-date 2006, diluted earnings per share were $1.31, a decline of 2.2% from the $1.34 reported for first six months of 2005. Net income of $13.2 million for the first six months of 2006 was down 1.4%, compared to $13.4 million for the six months ended June 30, 2005.

Chairman and CEO, James J. Byrnes commented, "The continued upward movement in short term interest rates has resulted in a very challenging environment for net interest income. We are pleased, as we face this challenging market environment, to have growing fee income businesses and to have maintained very good trends in asset quality."

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

Net interest income decreased 3.9% in the second quarter of 2006 compared to the same period in 2005, as a result of a narrowing net interest margin. Rising short-term interest rates have contributed to increases in funding costs, while a flat yield curve has constrained the yields of our longer-term earning assets. The net interest margin declined from 4.15% in the second quarter of 2005, to 3.83% in the second quarter of 2006. Partially offsetting the impact of the narrowing net interest margin was growth in average earning assets, which increased $85.4 million, or 4.5%, in the second quarter of 2006 over the same period in 2005. Average loans for the second quarter 2006 increased 3.3% over the comparable period in 2005 to $1.2 billion at June 30, 2006. Growth in average loans is net of the securitization of $32.0 million of residential mortgage loans in June 2006. These residential loans were packaged into mortgage-backed securities and are now held in the Company's available-for-sale securities portfolio. For the year-to-date period, net interest income was down 1.2%, while the net interest margin decreased to 3.92% for the first six months of 2006, from 4.16% for the first six months of 2005.

Asset quality continues to be strong. Nonperforming assets, which include nonaccrual loans, loans 90 days past due and still accruing, troubled debt restructurings, and other real estate owned, were $4.1 million at June 30, 2006, down from $6.1 million at June 30, 2005. As a percentage of total assets, the level of nonperforming assets declined from 0.30% at June 30, 2005, to 0.19% at June 30, 2006. Net charge-offs of loans during the second quarter of 2006 were $167,000 compared with $651,000 in the year-earlier period. For the year-to-date-period 2006, net charge-offs were $500,000, down from $732,000 for the comparable period in 2005. Improvement in asset quality trends, along with the lower level of net charge-offs, resulted in a lower provision expense for both the second quarter and year-to-date 2006 compared to comparable prior year periods.

Deposit growth continues to provide funding for growth in earning assets. Total deposits at June 30, 2006 were $1.6 billion, an increase of $56.4 million or 3.5% from the same period last year. Deposit growth was concentrated in time deposits of $100,000 or more, which were up $57.8 million and noninterest-bearing deposits, which were up $15.4 million. Savings and money

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

market deposit accounts were down $19.3 million, as some deposits migrated to higher yielding time deposits. The Company also uses wholesale funding such as borrowings and securities sold under agreements to repurchase to support asset growth. At June 30, 2006, these wholesale funding sources amounted to $283.4 million, up from $251.4 million at June 30, 2005.

Noninterest income for the second quarter of 2006 was $10.1 million, an increase of 32.6% from the same period in 2005. Noninterest income for the first six months of 2006 was $19.0 million, up 31.9% from the first six months of 2005. Contributing to the increase in both the quarter-to-date and year-to-date periods were growth in investment services fees and insurance commissions and fees, both of which benefited from the first quarter acquisition of AM&M Financial Services, Inc. (AM&M). Noninterest income also benefited from growth in service charges on deposit accounts and proceeds from excess death benefit on life insurance.

Noninterest expenses were $18.5 million for the second quarter, up 20.5% over the same period in 2005. Noninterest expense in the first six months of 2006 totaled $36.4 million, an increase of 19.1% over the year earlier period. The increase in the second quarter and year-to-date periods of 2006 was primarily due to higher compensation and benefits related expenses. Contributing to the increase in noninterest expense is the acquisition of AM&M, the expensing of stock options, insurance agency acquisitions, corporate donations, and recent expansion of retail brokerage services. Also adding to expense growth were the recent additions of two new banking offices, the Southeast Office of Mahopac National Bank opened March 2006 and the Greece Office of The Bank of Castile opened July 2006.

Mr. Byrnes commented, "the expansion of our branch network and continued investments in our related financial services businesses are key components of our corporate strategy and are especially important in this challenging interest rate environment. During the second quarter of 2006, Tompkins Insurance Agencies, Inc. acquired certain assets of Potter Enterprises of WNY, Inc., and on July 1, 2006, we acquired the Kemp Agency."

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

Mr. Byrnes noted, "that the Company lost a great leader and friend during the quarter with the passing of Tompkins Trust Company CEO Stephen E. Garner. Steve was an inspirational leader and a strong advocate of our corporate strategy. As previously reported, I have assumed Steve's role of CEO of Tompkins Trust Company as we plan for a successor."


Tompkins Trustco, Inc. operates 36 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout western New York. The Company also offers fee-based financial planning and wealth management services through its AM&M Financial Services, Inc. subsidiary. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.


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

Consolidated Statements of Condition (Unaudited)

                                                                                                             As of          As of
(in thousands except share and per share data)                                                           6/30/2006     12/31/2005
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and non-interest bearing balances due from banks                                                  $    54,582    $    62,436
Interest bearing balances due from banks                                                                       818            861
Federal funds sold                                                                                               0          2,500
Available-for-sale securities, at fair value                                                               641,894        576,242
Held-to-maturity securities, fair value of $76,011 at June 30, 2006,
      and $82,768 at December 31, 2005                                                                      76,336         82,658
Loans and leases, net of unearned income and deferred costs and fees                                     1,242,408      1,271,349
Less reserve for loan/lease losses                                                                          13,710         13,677
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                                                                       Net Loans/Leases                  1,228,698      1,257,672

Bank premises and equipment, net                                                                            39,986         36,938
Corporate owned life insurance                                                                              25,094         27,169
Goodwill                                                                                                    16,939         12,286
Intangible assets                                                                                            3,224          2,160
Accrued interest and other assets                                                                           49,117         45,948
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                                                                           Total Assets                $ 2,136,688    $ 2,106,870
LIABILITIES, MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES,
            AND SHAREHOLDERS' EQUITY
Deposits:
  Interest-bearing:
      Checking, savings, and money market                                                              $   695,701    $   688,521
      Time                                                                                                 597,526        634,607
  Noninterest-bearing                                                                                      353,306        359,882
---------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Deposits                  1,646,533      1,683,010

Securities sold under agreements to repurchase                                                             149,027        152,651
Other borrowings                                                                                           134,353         63,673
Other liabilities                                                                                           24,195         24,863
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                                                                      Total Liabilities                  1,954,108      1,924,197
---------------------------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                                               1,457          1,452

Shareholders' equity:
  Common stock - par value $0.10 per share:  Authorized 15,000,000 shares;
       Issued 9,859,962 shares at June 30, 2006, and 9,899,546 shares
          at December 31, 2005                                                                                 986            900
  Surplus                                                                                                  157,448        118,663
  Undivided profits                                                                                         35,726         69,228
  Accumulated other comprehensive loss                                                                     (11,646)        (6,308)
  Treasury stock at cost: 61,590 shares at June 30, 2006, and 58,831 shares
       at December 31, 2005                                                                                 (1,391)        (1,262)
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                                                             Total Shareholders' Equity                $   181,123    $   181,221
---------------------------------------------------------------------------------------------------------------------------------
                     Total Liabilities, Minority Interest in Consolidated Subsidiaries,
                                                               and Shareholders' Equity                $ 2,136,688    $ 2,106,870
=================================================================================================================================

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

Consolidated Statements of Income (Unaudited)

(In thousands, except per share data)                                 Three months ended               Six months ended
                                                                  06/30/2006      06/30/2005      06/30/2006      06/30/2005
                                                                ------------    ------------    ------------    ------------
INTEREST AND DIVIDEND INCOME
Loans                                                           $     21,937    $     19,749    $     43,562    $     38,409
Balances due from banks                                                    8               6              65              48
Federal funds sold                                                         4               2               9              13
Available-for-sale securities                                          7,097           5,908          13,710          11,618
Held-to-maturity securities                                              693             595           1,415           1,138
----------------------------------------------------------------------------------------------------------------------------
                     Total Interest and Dividend Income               29,739          26,260          58,761          51,226
----------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                 3,430           1,492           6,375           2,691
     Other deposits                                                    5,981           3,928          11,329           7,478
Federal funds purchased and securities sold under
     agreements to repurchase                                          1,300           1,204           2,611           2,269
Other borrowings                                                         959             835           1,658           1,564
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                                 Total Interest Expense               11,670           7,459          21,973          14,002
----------------------------------------------------------------------------------------------------------------------------
                                    Net Interest Income               18,069          18,801          36,788          37,224
----------------------------------------------------------------------------------------------------------------------------
                 Less:  Provision for loan/lease losses                   74             716             533           1,168
----------------------------------------------------------------------------------------------------------------------------
                    Net Interest Income After Provision
                                  for Loan/Lease Losses               17,995          18,085          36,255          36,056
----------------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Investment services income                                             3,095           1,351           5,956           2,374
Insurance commissions and fees                                         2,261           1,935           4,465           3,789
Service charges on deposit accounts                                    2,085           2,055           3,995           3,904
Card services income                                                     708             665           1,398           1,268
Other service charges                                                    578             796           1,217           1,453
Increase in cash surrender value of
     corporate owned life insurance                                      265             264             570             516
Life insurance proceeds                                                  685               0             685               0
Gains on sale of loans                                                    44              78              78             120
Other income                                                             395             470             648             609
Net realized gain on available-for-sale securities                         0              13               0              19
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                               Total Noninterest Income               10,116           7,627          19,012          14,412
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NONINTEREST EXPENSES
Salary and wages                                                       8,386           7,124          16,664          13,931
Pension and other employee benefits                                    2,204           1,844           4,550           3,868
Net occupancy expense of bank premises                                 1,252           1,013           2,428           2,058
Furniture and fixture expense                                            925             896           1,868           1,800
Marketing expense                                                        654             590           1,202           1,137
Professional fees                                                        331             346             694             671
Software licenses and maintenance                                        545             473             975             906
Cardholder expense                                                       319             338             670             663
Amortization of intangible assets                                        182             153             357             315
Other operating expense                                                3,684           2,561           6,986           5,207
----------------------------------------------------------------------------------------------------------------------------
                             Total Noninterest Expenses               18,482          15,338          36,394          30,556
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          Income Before Income Tax Expense and Minority
                  Interest in Consolidated Subsidiaries                9,629          10,374          18,873          19,912
----------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                            33              33              65              66
                                     Income Tax Expense                2,817           3,393           5,632           6,485
============================================================================================================================
                                             Net Income         $      6,779    $      6,948    $     13,176    $     13,361
============================================================================================================================
Basic Earnings Per Share                                        $       0.69    $       0.71    $       1.33    $       1.36
============================================================================================================================
Diluted Earnings Per Share                                      $       0.68    $       0.70    $       1.31    $       1.34
============================================================================================================================

Per share data has been retroactively adjusted to reflect a 10% stock dividend paid on May 15, 2006.

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

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                   ---------------------------------------------------------------------------------
(In thousands, except per share data)                                        Quarter-Ended                                Year-Ended
                                                   ---------------------------------------------------------------------------------
                                                        Jun-06        Mar-06        Dec-05       Sept-05        Jun-05        Dec-05
                                                   ---------------------------------------------------------------------------------
Period End Balance Sheet
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
Securities                                         $   718,230   $   700,199   $   658,900   $   664,158   $   667,089   $   658,900
------------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
   and deferred costs and fees                       1,242,408     1,259,411     1,271,349     1,247,890     1,222,801     1,271,349
------------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                           13,710        13,803        13,677        13,384        12,985        13,677
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                         2,136,688     2,132,697     2,106,870     2,080,743     2,042,404     2,106,870
------------------------------------------------------------------------------------------------------------------------------------

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Total deposits                                       1,646,533     1,703,286     1,683,010     1,621,962     1,590,092     1,683,010
------------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                      149,027       154,023       152,651       168,837       166,923       152,651
------------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                       134,353        66,160        63,673        79,849        84,435        63,673
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                   181,123       184,822       181,221       179,752       176,438       181,221
------------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
------------------------------------------------------------------------------------------------------------------------------------
Average earning assets                             $ 1,971,601   $ 1,963,599   $ 1,936,167   $ 1,906,969   $ 1,886,210   $ 1,896,197
------------------------------------------------------------------------------------------------------------------------------------
Average assets                                       2,118,051     2,118,662     2,077,383     2,049,262     2,027,802     2,038,040
------------------------------------------------------------------------------------------------------------------------------------
Average interest-bearing liabilities                 1,583,751     1,572,373     1,540,015     1,514,008     1,514,026     1,515,062
------------------------------------------------------------------------------------------------------------------------------------
Average equity                                         179,813       185,118       178,781       176,862       172,434       174,986
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Share data
------------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)          9,857,712     9,940,364     9,863,592     9,852,531     9,846,077     9,852,789
------------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)        9,970,639    10,078,158    10,009,747    10,000,821     9,975,066    10,000,300
------------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                        9,827,315     9,033,236     8,969,908     8,964,075     8,950,710     8,969,908
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Book value per share                               $     18.43   $     18.60   $     18.37   $     18.23   $     17.92   $     18.37
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Income Statement
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Net interest income                                $    18,069   $    18,719   $    18,708   $    19,089   $    18,801   $    75,021
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Provision for loan/lease losses                             74           459           829           662           716         2,659
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Noninterest income                                      10,116         8,895         8,664         7,707         7,627        30,783
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Noninterest expense                                     18,482        17,911        15,961        15,605        15,338        62,122
------------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries              33            33            32            33            33           131
------------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                       2,817         2,814         3,336         3,386         3,393        13,207
------------------------------------------------------------------------------------------------------------------------------------
Net income                                               6,779         6,397         7,214         7,110         6,948        27,685
------------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                           $      0.69   $      0.64   $      0.73   $      0.72   $      0.71   $      2.81
------------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                         $      0.68   $      0.63   $      0.72   $      0.71   $      0.70   $      2.77
------------------------------------------------------------------------------------------------------------------------------------

Asset Quality
------------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                    $       167   $       333   $       535   $       264   $       651   $     1,531
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  Nonaccrual loans and leases                            2,960         3,055         4,072         4,203         5,290         4,072
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  Loans and leases 90 days past due and accruing           542           105            12           100           570            12
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  Troubled debt restructurings not included above           50            50            50             0            50            50
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Total nonperforming loans and leases                     3,552         3,210         4,134         4,303         5,910         4,134
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  OREO                                                     513           673           366            96           202           366
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Nonperforming assets                                     4,065         3,883         4,500         4,399         6,112         4,500
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

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

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                  ---------------------------------------------------------------------------------
                                                                            Quarter-Ended                                Year-Ended
                                                  ---------------------------------------------------------------------------------
                                                       Jun-06        Mar-06        Dec-05       Sept-05        Jun-05        Dec-05
                                                  ---------------------------------------------------------------------------------
Credit Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
     and leases *                                        0.05%         0.11%         0.17%         0.08%         0.22%         0.13%
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Nonperforming loans and leases/loans and leases          0.29%         0.25%         0.33%         0.34%         0.48%         0.33%
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Nonperforming assets/assets                              0.19%         0.18%         0.21%         0.21%         0.30%         0.21%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans and leases                385.98%       429.99%       330.84%       311.04%       219.71%       330.84%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                 1.10%         1.10%         1.08%         1.07%         1.06%         1.08%
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Capital Adequacy (period-end)
-----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                           8.3%          8.4%          8.5%          8.4%          8.2%          8.5%
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Total capital / risk-weighted assets                     13.7%         13.8%         13.7%         13.7%         13.6%         13.7%
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Profitability
-----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                               1.28%         1.22%         1.38%         1.38%         1.37%         1.36%
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Return on average equity *                              15.12%        14.02%        16.01%        15.95%        16.16%        15.82%
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Net interest margin (TE) *                               3.83%         4.02%         3.99%         4.12%         4.15%         4.11%
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

* Quarterly ratios have been annualized


Share and per share data has been retroactively adjusted to reflect a 10% stock dividend paid on May 15, 2006.

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